UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 7, 2020

Epsilon Energy Ltd.

(Exact name of registrant as specified in its charter)

Alberta, Canada	001-38770	98-1476367
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16945 Northchase Drive, Suite 1610

Houston, Texas 77060

(Address of principal executive offices, including zip code)

(281) 670-0002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	EPSN	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08. Shareholder Director Nominations.

The Board of Directors of Epsilon Energy Ltd. (the “Company”) has determined that it plans to hold its Annual Meeting of Shareholders on Wednesday, August 26, 2020 at 10:00 a.m. CDT (the “2020 Annual Meeting”). The record date for the determination of shareholders entitled to receive notice of and to vote at the 2020 Annual Meeting shall be the close of business on Tuesday, July 14, 2020. Because the date of the 2020 Annual Meeting differs by more than thirty days from the anniversary date of the 2019 Annual Meeting of Shareholders, June 19, 2019, the Company is using this Form 8-K to provide the due date for the submission of any qualified shareholder proposals or qualified shareholder nominations. The location of the 2020 Annual Meeting will be as set forth in the Company’s proxy statement for the 2020 Annual Meeting, to be filed prior to the 2020 Annual Meeting with the Securities and Exchange Commission (“SEC”).

In accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any shareholder proposal intended to be considered for inclusion in the Company’s proxy materials for the 2020 Annual Meeting must be delivered to, or mailed to and received at, the Company’s principal executive offices at 16945 Northchase Drive, Suite 1610, Houston, Texas 770060, Attention: Secretary, on or before the close of business on July 13, 2020, which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials prior to the 2020 Annual Meeting. In addition to complying with this deadline, shareholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2020 Annual Meeting must also comply with all applicable SEC rules, including Rule 14a-8, as well as the Company’s bylaws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPSILON ENERGY LTD.

By:	/s/ Michael Raleigh
Michael Raleigh
Chief Executive Officer

Date: July 7, 2020